Exhibit 10.1

SUBSCRIPTION AGREEMENT1

GTY Technology Holdings Inc.

1180 North Town Center Drive, Suite 100

Las Vegas, Nevada 89144

Ladies and Gentlemen:

GTY Technology Holdings Inc., a Cayman Islands exempted company (“GTY”), has entered into agreements (collectively, the “Business Combination Agreements”) for a business combination (the “Business Combination”) with CityBase, Inc., Bonfire Interactive Ltd., eCivis Inc., Open Counter Enterprises Inc., Questica Inc. and Questica USCDN Inc. and Sherpa Government Solutions LLC (collectively, the “Targets”). In connection with the Business Combination, GTY is seeking commitments from interested investors to purchase Class A ordinary shares of GTY, par value $0.0001 per share (including any shares in any successor entity issued in exchange therefor in connection with the Business Combination, “Class A Ordinary Shares”), for a purchase price of $10.00 per share (implying a 2.5% discount from the expected per share trust value at closing) (the “Per Share Purchase Price”), in a private placement (the “Private Placement”). The undersigned wishes to purchase Class A Ordinary Shares in such private placement on the terms and conditions set forth herein, and, accordingly the undersigned and GTY hereby agree as follows:

1.           Subscription. The undersigned hereby irrevocably subscribes for and agrees to purchase from GTY, and GTY agrees to issue and sell to the undersigned, such number of Class A Ordinary Shares as is set forth on the signature page of this Subscription Agreement (the “Subscribed Shares”), for a purchase price of $10.00 per share, on the terms and conditions set forth herein.

2.           Closing. The closing of the sale of the Subscribed Shares contemplated hereby (the “Closing”) shall occur on the date of, and immediately prior to, the consummation of the Business Combination. Upon (i) satisfaction of the conditions set forth in Section 3 below and (ii) not less than five (5) business days’ written notice from (or on behalf of) GTY to the undersigned (the “Closing Notice”) that GTY reasonably expects all conditions to the closing of the Business Combination to be satisfied on a date that is not less than five (5) business days from the date of the Closing Notice, the undersigned shall deliver to GTY on or prior to 8:00 a.m. (Eastern time) (or, if the undersigned advises GTY that under law, rule, regulation or internal policies applicable to the undersigned it must have custody of the Subscribed Shares before funding, as soon as practicable after GTY or its transfer agent provides the undersigned with written notice evidencing the issuance to the undersigned of the Subscribed Shares) on the closing date specified in the Closing Notice, or such later date as GTY specifies in a subsequent notice to the undersigned (the “Closing Date”), the subscription amount for the Subscribed Shares subscribed by wire transfer of United States dollars in immediately available funds to the account specified by GTY in the Closing Notice against delivery to the undersigned of (1) the Subscribed Shares in book entry form in the name of the undersigned (or its nominee in accordance with its delivery instructions) as set forth in the following sentence, [free and clear of all liens or other restrictions whatsoever (other than those arising under state or federal securities laws]) and (2) written notice from (or on behalf of) GTY to the undersigned evidencing the issuance to the undersigned of the Subscribed Shares on and as of the Closing Date. GTY shall deliver (or cause the delivery of) the Subscribed Shares in book entry form to the undersigned or to a custodian designated by the undersigned, as applicable. This Subscription Agreement shall terminate and be of no further force or effect, without any liability to either party hereto, if GTY notifies the undersigned in writing that it has abandoned its plans to move forward with the Business Combination and/or terminates the undersigned’s obligations without the delivery of the Subscribed Shares having occurred.

1 Note: Bracketed language is included in some, but not all of the subscription agreements

3.           Closing Conditions.

(a)          The Closing shall be subject to the satisfaction or valid waiver by each party of the conditions that, on the Closing Date:

(i)          no suspension of the qualification of the Subscribed Shares for offering or sale or trading in any jurisdiction, or initiation or threatening of any proceedings for any of such purposes, shall have occurred [other than in connection with the consummation of the Business Combination];

(ii)         no applicable governmental authority shall have enacted, issued, promulgated, enforced or entered any judgment, order, law, rule or regulation (whether temporary, preliminary or permanent) which is then in effect and has the effect of making consummation of the transactions contemplated hereby illegal or otherwise restraining or prohibiting consummation of the transactions contemplated hereby, and no governmental authority shall have instituted or threatened in writing a proceeding seeking to impose any such restraint or prohibition; and

(iii)        all conditions precedent to the closing of the Business Combination, including the approval of GTY’s shareholders, shall have been satisfied or waived (other than those conditions which, by their nature, are to be satisfied at the closing of the Business Combination, including without limitation as a result of the Private Placement)[, and the closing of the Business Combination shall be scheduled to occur concurrently with or immediately following the Closing].

(b)          The obligation of GTY to consummate the transactions contemplated hereby at the Closing shall be subject to the satisfaction or valid waiver by GTY of the additional conditions that, on the Closing Date, with respect to the undersigned:

(i)          all representations and warranties of the undersigned contained in this Subscription Agreement shall be true and correct in all material respects (other than representations and warranties that are qualified as to materiality or Subscriber Material Adverse Effect (as defined below), which representations and warranties shall be true in all respects) at and as of the Closing Date (except for such representations and warranties that are made as of a specific date, which shall be true and correct in all material respects (other than representations and warranties that are qualified as to materiality or Subscriber Material Adverse Effect, which representations and warranties shall be true in all respects) as of such specified date); and

(ii)         the undersigned shall have performed, satisfied and complied in all material respects with all covenants, agreements and conditions required by this Subscription Agreement to be performed, satisfied or complied with by it at or prior to the Closing.

2

(c)          The obligation of the undersigned to consummate the transactions contemplated hereby at the Closing shall be subject to the satisfaction or valid waiver by the undersignd of the additional conditions that, on the Closing Date:

(i)          all representations and warranties of GTY contained in this Subscription Agreement shall be true and correct in all material respects (other than the representations and warranties in Section 5(a) through 5(d) and those that are qualified as to materiality or GTY Material Adverse Effect (as defined below), which representations and warranties shall be true in all respects) at and as of the Closing Date (except for such representations and warranties that are made as of a specific date, which shall be true and correct in all material respects (other than the representations and warranties in Section 5(a) through (d) and those that are qualified as to materiality or GTY Material Adverse Effect, which representations and warranties shall be true in all respects) as of such specified date);

(ii)         GTY shall have performed, satisfied and complied in all material respects with all covenants, agreements and conditions required by this Subscription Agreement to be performed, satisfied or complied with by it at or prior to the Closing;

(iii)        [the Subscribed Shares have been approved for listing on the Nasdaq Stock Market (“Nasdaq”), subject to official notice thereof;

(iv)        no GTY Material Adverse Effect shall have occurred since the date of this Subscription Agreement; and

(v)         there shall have been no amendment, waiver or modification to the Business Combination Agreements that materially and adversely affects GTY.]

4.           Further Assurances. At the Closing, the parties hereto shall execute and deliver such additional documents and take such additional actions as the parties reasonably may deem to be practical and necessary in order to consummate the subscription as contemplated by this Subscription Agreement.

5.           GTY Representations and Warranties. GTY represents and warrants to the undersigned that:

(a)          GTY is an exempted company duly incorporated and validly existing and in good standing as an exempted company under the laws of the Cayman Islands, with corporate power and authority to own, lease and operate its properties and conduct its business as presently conducted and to enter into, deliver and perform its obligations under this Subscription Agreement. [GTY is duly licensed or qualified to conduct its business and, if applicable, is in good standing, under the laws of each jurisdiction (other than its jurisdiction of incorporation) in which the conduct of its business or the ownership of its properties or assets requires such license or qualification, except where the failure to be in good standing would not reasonably be expected to have a GTY Material Adverse Effect. For purposes of this Subscription Agreement, a “GTY Material Adverse Effect” means an event, change, development, occurrence, condition or effect with respect to the GTY that, individually or in the aggregate, has a material adverse effect on the business, financial condition, stockholders’ equity or results of operations of the GTY, taken as a whole, or the ability of GTY to consummate the transactions contemplated hereby, including the issuance and sale of the Subscribed Shares].

(b)          The Subscribed Shares have been duly authorized and, when issued and delivered to the undersigned against full payment therefor in accordance with the terms of this Subscription Agreement and registered in the register of members of GTY, will be validly issued, fully paid and non-assessable and will not have been issued in violation of or subject to any preemptive or similar rights created under GTY’s memorandum and articles of association (as amended) or under the laws of the Cayman Islands [or under any of GTY’s agreements].

3

(c)          This Subscription Agreement has been duly authorized, executed and delivered by GTY and, assuming the due authorization, execution and delivery of the same by the undersigned, is the valid and legally binding obligation of GTY, enforceable against GTY in accordance with its terms, except as may be limited or otherwise affected by (i) bankruptcy, insolvency, fraudulent conveyance, reorganization, moratorium or other laws relating to or affecting the rights of creditors generally, and (ii) principles of equity, whether considered at law or equity.

(d)          The execution, delivery and performance by GTY of this Subscription Agreement, the issuance and sale of the Subscribed Shares and the compliance by GTY with all of the provisions of this Subscription Agreement and the consummation of the transactions contemplated herein will be done in accordance with the Nasdaq marketplace rules and will not conflict with or result in a breach or violation of any of the terms or provisions of, or constitute a default under, or result in the creation or imposition of any lien, charge or encumbrance upon any of the property or assets of GTY or any of its subsidiaries pursuant to the terms of (i) any indenture, mortgage, deed of trust, loan agreement, lease, license or other agreement or instrument to which GTY or any of its subsidiaries is a party or by which GTY or any of its subsidiaries is bound or to which any of the property or assets of GTY is subject, which would have a GTY Material Adverse Effect; (ii) result in any violation of the provisions of the organizational documents of GTY; or (iii) result in any violation of any statute or any judgment, order, rule or regulation of any court or governmental agency or body, domestic or foreign, having jurisdiction over GTY or any of its properties that would have a GTY Material Adverse Effect.

(e)          GTY has not entered into any agreement or arrangement entitling any agent, broker, investment banker, financial advisor or other person to any broker’s or finder’s fee or any other commission or similar fee in connection with the transactions contemplated by this Subscription Agreement for which the undersigned could become liable.

(f)          GTY is not required to obtain any consent, waiver, authorization or order of, give any notice to, or make any filing or registration with, any court or other federal, state, local or other governmental authority, self-regulatory organization (including Nasdaq) or other person in connection with the execution, delivery and performance by GTY of this Subscription Agreement (including, without limitation, the issuance of the Subscribed Shares), other than (i) the filing with the SEC of the Registration Statement (as defined below), (ii) filings required by applicable state securities laws, (iii) if applicable, the filing of a Notice of Exempt Offering of Securities on Form D with the SEC under Regulation D promulgated under the Securities Act of 1933, as amended (the “Securities Act”), (iv) a filing with the SEC of a Current Report on Form 8-K disclosing all material terms of the transactions contemplated hereby, the Business Combination and any other material, non-public information that GTY, any placement agent for the sale of the Subscribed Shares or any of their respective representatives has provided to the undersigned, (v) filings or approvals required by Nasdaq and (vi) those the failure of which to obtain would not be reasonably likely to have, individually or in the aggregate, a GTY Material Adverse Effect.

(g)          The authorized and issued capital stock of GTY are as set forth in GTY’s annual report on Form 10-K for the year ended December 31, 2017 (the “2017 10-K”). All issued and outstanding Class A Ordinary Shares have been duly authorized and validly issued, are fully paid and are non-assessable and are not subject to preemptive rights. Except as set forth in the 2017 10-K, other subscription agreements for the Private Placement and the Business Combination Agreements, there are no outstanding options, warrants or other rights to subscribe for, purchase or acquire from GTY any Class A Ordinary Shares or other equity interests in GTY (collectively, “Equity Interests”) or securities convertible into or exchangeable or exercisable for Equity Interests. [There are no stockholder agreements, voting trusts or other agreements or understandings to which GTY is a party or by which it is bound relating to the voting of any Equity Interests, other than (A) those filed as of the date hereof with the SEC, and (B) as contemplated by the Business Combination Agreements.]

4

(h)          GTY has made available to the undersigned (including via the SEC’s EDGAR system) a copy of each form, report, statement, schedule, prospectus, proxy, registration statement and other document filed by GTY with the SEC since its initial registration of the Class A Ordinary Shares [(the “SEC Documents”). As of their respective filing dates, the SEC Documents complied in all material respects with the requirements of the Securities Act and the Securities Exchange Act of 1934, as amended (the “Exchange Act”) and the rules and regulations of the SEC promulgated thereunder. None of the SEC Documents filed under] the Exchange Act contained, when filed or, if amended, as of the date of such amendment with respect to those disclosures that are amended, any untrue statement of a material fact or omitted to state a material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances under which they were made, not misleading. GTY has filed each report, statement, schedule, prospectus, and registration statement that GTY was required to file with the SEC since its inception. There are no outstanding or unresolved comments in comment letters from the SEC staff with respect to any of the SEC Documents.

(i)           [The financial statements of GTY included in the SEC Documents complied in all material respects with Regulation S-X of the SEC, were prepared in accordance with U.S. generally accepted accounting principles (“GAAP”) applied on a consistent basis during the periods involved (except as may be indicated in the notes thereto or, in the case of the unaudited statements, as permitted by Rule 10-01 of Regulation S-X of the SEC) and fairly present in all material respects in accordance with applicable requirements of GAAP (subject, in the case of the unaudited statements, to normal year-end audit adjustments) the financial position of GTY as of their respective dates and the results of operations and the cash flows of GTY for the periods presented therein.]

(j)           The issued and outstanding Class A Ordinary Shares are registered pursuant to Section 12(b) of the Exchange Act and are listed for trading on the Nasdaq under the symbol “GTYH.” There is no suit, action, proceeding or investigation pending or, to the knowledge of GTY, threatened against GTY by Nasdaq or the SEC with respect to any intention by such entity to deregister the Class A Ordinary Shares or prohibit or terminate the listing of the Class A Ordinary Shares on Nasdaq.

(k)          [GTY has not received any written communication since December 31, 2018 from a governmental entity that alleges that GTY or any of its subsidiaries is not in compliance with or is in default or violation of any applicable law.

(l)           Except as disclosed in GTY’s SEC Documents and for such matters as have not had and would not be reasonably likely to have a GTY Material Adverse Effect or have a material adverse effect on GTY’s ability to consummate the transactions contemplated hereby, including the issuance and sale of the Subscribed Shares, as of the date hereof, there is no (i) suit, action, proceeding or arbitration before a governmental authority or arbitrator pending, or, to the knowledge of GTY, threatened against GTY or (ii) judgment, decree, injunction, ruling or order of any governmental authority or arbitrator outstanding against GTY.]

(m)         GTY is not, and immediately after receipt of payment for the Subscribed Shares will not be, an “investment company” within the meaning of the Investment Company Act of 1940, as amended.

5

(n)          Except for the specific representations and warranties contained in this Section 5 and in any certificate or agreement delivered pursuant hereto, none of GTY, any person on behalf of GTY, including without limitation any placement agent for the sale of the Subscribed Shares, or any of GTY’s affiliates (collectively, the “GTY Parties”) has made, makes or shall be deemed to make any other express or implied representation or warranty with respect to GTY, this offering or the Business Combination, and GTY Parties disclaim any such representation or warranty. Except for the specific representations and warranties expressly made by the undersigned in Section 6 and in any certificate or agreement delivered pursuant hereto, GTY specifically disclaim that it, or anyone on its behalf, is are relying upon any other representations or warranties that may have been made by any Subscriber Party (as defined below).

(o)          [Assuming the accuracy of the undersigned’s representations and warranties set forth in Section 6 of this Subscription Agreement, no registration under the Securities Act is required for the offer and sale of the Subscribed Shares by GTY to the undersigned.

(p)          Except in each case as would not reasonably be expected to have a GTY Material Adverse Effect, (i) all material tax returns required to be filed by or with respect to GTY and its subsidiaries have been duly and timely filed (taking into account extension of time for filing) with the appropriate governmental entity, (ii) all such tax returns were true, correct and complete in all material respects, (iii) GTY and its subsidiaries have paid all taxes and other assessments due, whether or not disputed, and (iv) GTY and its subsidiaries do not have any liabilities for taxes of any other person or entity by contract, as a transferee or successor, under U.S. Treasury Regulation Section 1.1502-6 or analogous state, county, local or foreign provision or otherwise.

(q)          GTY is not in default or violation (and no event has occurred which, with notice or the lapse of time or both, would constitute a default or violation) of any term, condition or provision of (i) the organizational documents of GTY or any of its subsidiaries, (ii) any loan or credit agreement, note, bond, mortgage, indenture, lease or other agreement, permit, franchise or license to which GTY or any of its subsidiaries is now a party or by which GTY’s or any of its subsidiaries’ properties or assets are bound or (iii) any statute or any judgment, order, rule or regulation of any court or governmental agency or body, domestic or foreign, having jurisdiction over GTY, any of its subsidiaries or any of their respective properties, except, in the case of clauses (ii) and (iii), for defaults or violations that have not had and would not be reasonably likely to have, individually or in the aggregate, a GTY Material Adverse Effect.

(r)          GTY is not now, nor has it ever been, a “United States real property holding corporation” as defined in the Internal Revenue Code of 1986, as amended, and any applicable regulations promulgated thereunder.]

6.           Subscriber Representations and Warranties. The undersigned represents and warrants to GTY that:

(a)          The undersigned (i) is duly organized, validly existing and in good standing under the laws of its jurisdiction of incorporation, (ii) has the requisite power and authority to enter into and perform its obligations under this Subscription Agreement.

(b)          This Subscription Agreement has been duly executed and delivered by the undersigned, and assuming the due authorization, execution and delivery of the same by GTY, this Subscription Agreement shall constitute the valid and legally binding obligation of the undersigned, enforceable against the undersigned in accordance with its terms, except as such enforceability may be limited by bankruptcy, insolvency, reorganization, moratorium and similar laws affecting creditors generally and by the availability of equitable remedies.

6

(c)          The execution and delivery of this Subscription Agreement, the purchase of the Subscribed Shares and the compliance by the undersigned with all of the provisions of this Subscription Agreement and the consummation of the transactions contemplated herein will not conflict with or result in a breach or violation of any of the terms or provisions of, or constitute a default under, or result in the creation or imposition of any lien, charge or encumbrance upon any of the property or assets of the undersigned pursuant to the terms of (i) any indenture, mortgage, deed of trust, loan agreement, lease, license or other agreement or instrument to which the undersigned is a party or by which the undersigned is bound or to which any of the property or assets of the undersigned is subject; (ii) the organizational documents of the undersigned; or (iii) any statute or any judgment, order, rule or regulation of any court or governmental agency or body, domestic or foreign, having jurisdiction over the undersigned or any of its properties that, in the case of clauses (i) and (iii), would reasonably be expected to have a material adverse effect on the undersigned’s ability to consummate the transactions contemplated hereby, including the purchase of the Subscribed Shares (a “Subscriber Material Adverse Effect”).

(d)          The undersigned (i) is an institutional “accredited investor” (within the meaning of Rule 501(a) under the Securities Act), (ii) is acquiring the Subscribed Shares only for its own account and not for the account of others, and (iii) is not acquiring the Subscribed Shares with a view to, or for offer or sale in connection with, any distribution thereof in violation of the Securities Act (and has provided GTY with such information as reasonably requested related to its qualification as an accredited investor). The undersigned is not an entity formed for the specific purpose of acquiring the Subscribed Shares.

(e)          The undersigned understands that the Subscribed Shares are being offered in a transaction not involving any public offering within the meaning of the Securities Act and that the Subscribed Shares have not been registered under the Securities Act. The undersigned understands that the Subscribed Shares may not be resold, transferred, pledged or otherwise disposed of by the undersigned absent an effective registration statement under the Securities Act, except (i) to GTY or a subsidiary thereof, or (ii) pursuant to an applicable exemption from the registration requirements of the Securities Act, and, in each of cases (i) and (ii), in accordance with any applicable securities laws of the states and other jurisdictions of the United States, and that any certificates or book-entry position representing the Subscribed Shares shall contain a legend to such effect. The undersigned understands that it has been advised to consult legal counsel prior to making any offer, resale, pledge or transfer of any of the Subscribed Shares.

(f)          The undersigned understands and agrees that the undersigned is purchasing the Subscribed Shares directly from GTY. The undersigned further acknowledges that there have not been, and the undersigned is not relying on, any representations, warranties, covenants and agreements made to the undersigned by GTY, any other party to the Business Combination or any other person or entity, expressly or by implication, other than those representations, warranties, covenants and agreements of GTY included in this Subscription Agreement.

(g)          In making its decision to purchase the Subscribed Shares, the undersigned has relied solely upon independent investigation made by the undersigned. The undersigned acknowledges and agrees that the undersigned has received such information as the undersigned deems necessary in order to make an investment decision with respect to the Subscribed Shares, including with respect to GTY, the Business Combination and the Targets. The undersigned represents and agrees that the undersigned and the undersigned’s professional advisor(s), if any, have had the full opportunity to ask such questions, receive such answers and obtain such information as the undersigned and the undersigned’s professional advisor(s), if any, have deemed necessary to make an investment decision with respect to the Subscribed Shares.

7

(h)          The undersigned became aware of this offering of the Subscribed Shares solely by means of direct contact between the undersigned and GTY or by means of contact from any placement agents, and the Subscribed Shares were offered to the undersigned solely by direct contact between the undersigned and GTY or by contact between the undersigned and any placement agents. The undersigned did not become aware of this offering of the Subscribed Shares, nor were the Subscribed Shares offered to the undersigned, by any other means.

(i)           The undersigned acknowledges that it is aware that there are substantial risks incident to the purchase and ownership of the Subscribed Shares. The undersigned has such knowledge and experience in financial and business matters as to be capable of evaluating the merits and risks of an investment in the Subscribed Shares, and the undersigned has sought such accounting, legal and tax advice as the undersigned has considered necessary to make an informed investment decision.

(j)           The undersigned has adequately analyzed and fully considered the risks of an investment in the Subscribed Shares and determined that the Subscribed Shares are a suitable investment for the undersigned and that the undersigned is able at this time and in the foreseeable future to bear the economic risk of a total loss of the undersigned’s investment in GTY. The undersigned acknowledges specifically that a possibility of total loss exists.

(k)          The undersigned understands and agrees that no federal or state agency has passed upon or endorsed the merits of the offering of the Subscribed Shares or made any findings or determination as to the fairness of this investment.

(l)           The undersigned does not have, as of the date hereof, and during the 30-day period immediately prior to the date hereof the undersigned has not entered into, any “put equivalent position” as such term is defined in Rule 16a-1 under the Exchange Act or short sale positions with respect to the securities of GTY.

(m)         The undersigned acknowledges and agrees that, to the extent the Subscribed Shares are not included in the registration statement on Form S-4 filed by GTY in connection with the Business Combination (as it may be amended, the “Form S-4”), the certificate or book-entry position representing the Subscribed Shares will bear or reflect, as applicable, a legend substantially similar to the following:

“THIS SECURITY WAS ORIGINALLY ISSUED IN A TRANSACTION EXEMPT FROM REGISTRATION UNDER THE SECURITIES ACT OF 1933, AS AMENDED (THE “SECURITIES ACT”), AND THIS SECURITY MAY NOT BE OFFERED, SOLD OR OTHERWISE TRANSFERRED IN THE ABSENCE OF SUCH REGISTRATION OR AN APPLICABLE EXEMPTION THEREFROM.  THE HOLDER OF THIS SECURITY AGREES FOR THE BENEFIT OF THE COMPANY THAT (A) THIS SECURITY MAY BE OFFERED, RESOLD, PLEDGED OR OTHERWISE TRANSFERRED, ONLY (I) PURSUANT TO ANY EXEMPTION FROM THE REGISTRATION REQUIREMENTS OF THE SECURITIES ACT, (II) PURSUANT TO AN EFFECTIVE REGISTRATION STATEMENT UNDER THE SECURITIES ACT, OR (III) TO THE COMPANY, IN EACH OF CASES (I) THROUGH (III) IN ACCORDANCE WITH ANY APPLICABLE SECURITIES LAWS OF ANY STATE OF THE UNITED STATES, AND (B) THE HOLDER WILL NOTIFY ANY SUBSEQUENT PURCHASER OF THIS SECURITY FROM IT OF THE RESALE RESTRICTIONS REFERRED TO IN (A) ABOVE. THE COMPANY MAY REQUIRE THE DELIVERY OF A WRITTEN OPINION OF COUNSEL, CERTIFICATIONS AND/OR ANY OTHER INFORMATION IT REASONABLY REQUIRES TO CONFIRM THE SECURITIES ACT EXEMPTION FOR SUCH TRANSACTION.”

8

(n)          The undersigned’s acquisition and holding of the Subscribed Shares will not constitute or result in a non-exempt prohibited transaction under Section 406 of the Employee Retirement Income Security Act of 1974, as amended, Section 4975 of the Internal Revenue Code of 1986, as amended (the “Code”), or any applicable similar law.

(o)          If the undersigned is not a U.S. person as defined in Rule 902 under the Securities Act or a United States person as defined in the Code, the undersigned hereby represents that it has satisfied itself as to the full observance of the laws of its jurisdiction in connection with any invitation to subscribe for the Subscribed Shares or any use of this Subscription Agreement, including (i) the legal requirements within its jurisdiction for the purchase of the Subscribed Shares, (ii) any foreign exchange restrictions applicable to such purchase, (iii) any governmental or other consents that may need to be obtained, and (iv) the income tax and other tax consequences, if any, that may be relevant to the purchase, holding, redemption, sale, or transfer of the Subscribed Shares. The undersigned’s subscription and payment for the Subscribed Shares will not violate any applicable securities or other laws of the undersigned’s jurisdiction. [For the avoidance of doubt, the undersigned is not making any representation about the Company’s compliance with the laws of the undersigned’s jurisdiction.]

(p)          [To the knowledge of the undersigned,] the undersigned is not (i) a person or entity named on the List of Specially Designated Nationals and Blocked Persons administered by the U.S. Treasury Department’s Office of Foreign Assets Control (“OFAC”) or in any Executive Order issued by the President of the United States and administered by OFAC (“OFAC List”), or a person or entity prohibited by any OFAC sanctions program, (ii) a Designated National as defined in the Cuban Assets Control Regulations, 31 C.F.R. Part 515, or (iii) a non-U.S. shell bank or providing banking services indirectly to a non-U.S. shell bank (collectively, a “Prohibited Investor”). The undersigned agrees to provide law enforcement agencies, if requested thereby, such records as required by applicable law, provided that the undersigned is permitted to do so under applicable law. If the undersigned is a financial institution subject to the Bank Secrecy Act (31 U.S.C. Section 5311 et seq.) (the “BSA”), as amended by the USA PATRIOT Act of 2001 (the “PATRIOT Act”), and its implementing regulations (collectively, the “BSA/PATRIOT Act”), [to its knowledge,] the undersigned maintains policies and procedures reasonably designed to comply with applicable obligations under the BSA/PATRIOT Act. To the extent required [and to its knowledge], the undersigned maintains policies and procedures reasonably designed for the screening of its investors against the OFAC sanctions programs, including the OFAC List. To the extent required [and to its knowledge], the undersigned maintains policies and procedures reasonably designed to ensure that the funds held by the undersigned and used to purchase the Subscribed Shares were legally derived.

(q)          Except for the specific representations and warranties contained in this Section 6 and in any certificate or agreement delivered pursuant hereto, none of the undersigned nor any person acting on behalf of the undersigned nor any of the undersigned’s affiliates (the “Subscriber Parties”) has made, makes or shall be deemed to make any other express or implied representation or warranty with respect to the undersigned and this offering, and the Subscriber Parties disclaim any such representation or warranty. Except for the specific representations and warranties expressly made by GTY in Section 5 of this Agreement and in any certificate or agreement delivered pursuant hereto, the undersigned specifically disclaims that it, or anyone on its behalf, is relying upon any other representations or warranties that may have been made by any GTY Party.

9

7.           Registration Rights. GTY shall [use commercially reasonable efforts to include the Subscribed Shares in the S-4. In the event that the Subscribed Shares are not included in the S-4, GTY that]/[cause], within seven (7) calendar days after the consummation of the Business Combination (the “Filing Deadline”), a registration statement registering the resale of the Subscribed Shares (the “Registration Statement”) to be filed with the SEC (at GTY’s sole cost and expense), and GTY shall use its commercially reasonable efforts to have the Registration Statement declared effective as soon as practicable after the filing thereof[, but no later than the earlier of (i) the 60th calendar day (or 90th calendar day if the SEC notifies GTY that it will “review” the Registration Statement) following the earlier of (A) the filing of the Registration Statement and (B) Filing Deadline and (ii) the 10th business day after GTY is notified (orally or in writing, whichever is earlier) by the SEC that the Registration Statement will not be “reviewed” or will not be subject to further review (such date, the “Effectiveness Deadline”). Not less than three (3) business days prior to filing the Registration Statement (or any amendment thereto), GTY will provide the undersigned an opportunity to review and comment on the disclosure regarding the undersigned]. GTY agrees that it will cause such registration statement or another shelf registration statement to remain continuously effective until the earlier of (i) [two (2)]/[three (3)] years from the issuance of the Subscribed Shares and (ii) [on the first date on which the undersigned can sell all of the Subscribed Shares (or shares received in exchange therefor) under Rule 144 of the Securities Act within 90 days without limitation as to the amount of such securities that may be sold]/[the date on which the undersigned has notified GTY that such securities have actually been sold, provided that, subject to clause (iii) of the following paragraph], GTY may delay filing or suspend the use of any such registration statement if GTY delivers to the holders of Subscribed Shares a certificate signed by an officer of GTY certifying that, in the good faith judgment of the board of directors of GTY, such registration and the offering pursuant thereto would reasonably be expected to materially adversely affect or materially interfere with any bona fide material financing or transaction of GTY or would require disclosure of information that has not been disclosed to the public, the premature disclosure of which would materially adversely affect GTY. Such certificate shall not contain any material non-public information regarding GTY. The holders receiving such certificate shall keep the information contained in such certificate confidential. GTY’s obligations to include the Subscribed Shares (or shares issued in exchange therefor) in the Registration Statement are contingent upon the undersigned furnishing in writing to GTY such information regarding the undersigned, the securities of GTY held by the undersigned and the intended method of disposition of the Subscribed Shares as shall be reasonably requested by GTY to effect the registration of the Subscribed Shares, and shall execute such documents in connection with such registration as GTY may reasonably request that are customary of a selling stockholder in similar situations.

[GTY shall, notwithstanding any termination of this Subscription Agreement, indemnify, defend and hold harmless the undersigned (to the extent a seller under the Registration Statement), the officers, directors, agents, partners, members, managers, stockholders, affiliates, employees and investment advisers of the undersigned, each person who controls the undersigned (within the meaning of Section 15 of the Securities Act or Section 20 of the Exchange Act) and the officers, directors, partners, members, managers, stockholders, agents, affiliates, employees and investment advisers of each such controlling person, to the fullest extent permitted by applicable law, from and against any and all losses, claims, damages, liabilities, costs (including, without limitation, reasonable attorneys’ fees) and expenses, as incurred, that arise out of or are based upon (i) any untrue or alleged untrue statement of a material fact contained in the Registration Statement, any prospectus included in the Registration Statement or any form of prospectus or in any amendment or supplement thereto or in any preliminary prospectus, or arising out of or relating to any omission or alleged omission to state a material fact required to be stated therein or necessary to make the statements therein (in the case of any prospectus or form of prospectus or supplement thereto, in light of the circumstances under which they were made) not misleading, or (ii) any violation or alleged violation by GTY of the Securities Act, Exchange Act or any state securities law or any rule or regulation thereunder, in connection with the performance of its obligations under this Section 7, except to the extent, but only to the extent, that such untrue statements, alleged untrue statements, omissions or alleged omissions are based solely upon information regarding the undersigned furnished in writing to GTY by the undersigned expressly for use therein.]

10

8.           Termination. This Subscription Agreement shall terminate and be void and of no further force and effect, and all rights and obligations of the parties hereunder shall terminate without any further liability on the part of any party in respect thereof upon the earlier to occur of (a) such date and time as all of the Business Combination Agreements are terminated in accordance with their terms, (b) upon the mutual written agreement of each of the parties hereto to terminate this Subscription Agreement, [(c) if, on the Closing Date, any of the conditions to Closing set forth in Section 3 of this Subscription Agreement have not been satisfied as of the time required hereunder to be so satisfied or waived by the party entitled to grant such waiver and, as a result thereof, the transactions contemplated by this Subscription Agreement are not consummated] or (d) if the Closing does not occur on or before [March 31, 2019]; provided that nothing herein will relieve any party from liability for any willful breach hereof prior to the time of termination, and each party will be entitled to any remedies at law or in equity to recover losses, liabilities or damages arising from such breach. GTY shall promptly notify the undersigned of the termination of the Business Combination Agreements promptly after the termination thereof.

9.           Additional Agreements and Waivers of the Subscriber.

(a)          The undersigned acknowledges that, as described in GTY’s prospectus relating to its initial public offering (the “Prospectus”) available at www.sec.gov, substantially all of GTY’s assets consist of the cash proceeds of GTY’s initial public offering and private placements of its securities, that substantially all of those proceeds have been deposited in a trust account (the “Trust Account”) for the benefit of GTY, its public shareholders and the underwriters of GTY’s initial public offering and that the cash in the Trust Account may be disbursed only for the purposes set forth in the Prospectus. For and in consideration of GTY entering into this Subscription Agreement, the sufficiency of which is hereby acknowledged, the undersigned hereby irrevocably waives any and all right, title and interest, or any claim of any kind it has or may have in the future, in or to any monies or assets held in the Trust Account (and any distributions therefrom to GTY’s public shareholders), and agrees not to seek recourse against the Trust Account (or any distributions therefrom to GTY’s public shareholders) as a result of, or arising out of, this Subscription Agreement[, or foe any other reason whatsoever].

(b)          The undersigned hereby agrees that neither it, nor any person or entity acting on its behalf or pursuant to any understanding with it, will engage in any Short Sales with respect to securities of GTY prior to the Closing. For purposes of this Section 9(b), “Short Sales” shall include, without limitation, all “short sales” as defined in Rule 200 promulgated under Regulation SHO under the Exchange Act, and all types of direct and indirect stock pledges (other than pledges in the ordinary course of business as part of prime brokerage arrangements), forward sale contracts, options, puts, calls, swaps and similar arrangements (including on a total return basis), and sales and other transactions through non-U.S. broker dealers or foreign regulated brokers.

11

10.         Miscellaneous.

(a)          All notices and other communications given or made pursuant to this Subscription Agreement shall be in writing and shall be deemed effectively given upon the earlier of actual receipt, or (a) personal delivery to the party to be notified, [(b) when sent, if sent by electronic mail or facsimile (if provided), during normal business hours of the recipient, and if not sent during normal business hours, then on the recipient’s next business day], (c) five (5) business days after having been sent by registered or certified mail, return receipt requested, postage prepaid, or (d) one (1) business day after deposit with a nationally recognized overnight courier, freight prepaid, specifying next business day delivery, with written verification of receipt. All communications sent to GTY shall be sent to: 1180 North Town Center Drive, Suite 100, Las Vegas, Nevada 89144, Attn: Harry You, email: harry@gtytechnology.com, with a copy to GTY’s counsel at: Winston & Strawn LLP, 200 Park Avenue, New York, NY 10166, Attn: Joel L. Rubinstein, Esq., email: jrubinstein@winston.com.

All communications to the undersigned shall be sent to the undersigned’s address as set forth on the signature page hereof, or to such e-mail address, facsimile number (if any) or address as subsequently modified by written notice given in accordance with this Section 10(a).

(b)          Neither this Subscription Agreement nor any rights that may accrue to the undersigned hereunder (other than the Subscribed Shares acquired hereunder, if any) may be transferred or assigned. Neither this Subscription Agreement nor any rights that may accrue to GTY or to any placement agent for the sale of the Subscribed Shares hereunder may be transferred or assigned, provided that any successor to GTY (or parent thereof) shall assume all obligations of GTY set forth in this Subscription Agreement].

(c)          GTY may request from the undersigned such additional information as GTY may deem necessary to evaluate the eligibility [under applicable law] of the undersigned to acquire the Subscribed Shares, and the undersigned shall provide such information as may reasonably be requested, to the extent readily available and to the extent consistent with its internal policies and procedures.

(d)          The undersigned acknowledges that GTY and any placement agent for the sale of the Subscribed Shares will rely on the acknowledgments, understandings, agreements, representations and warranties contained in this Subscription Agreement. Prior to the Closing, the undersigned agrees to promptly notify GTY if any of the acknowledgments, understandings, agreements, representations and warranties set forth herein are no longer accurate in all material respects. The undersigned agrees that the purchase by the undersigned of the Subscribed Shares from GTY at the Closing will constitute a reaffirmation of the acknowledgments, understandings, agreements, representations and warranties herein (as modified by any such notice) by the undersigned as of the time of such purchase. The undersigned further acknowledges and agrees that any placement agent for the sale of the Subscribed Shares is a third-party beneficiary of the representations and warranties of the undersigned contained in Section 6 of this Subscription Agreement. GTY acknowledges that the undersigned will rely on the acknowledgments, understandings, agreements, representations and warranties contained in this Subscription Agreement. Prior to the Closing, GTY agrees to promptly notify the undersigned if any of the acknowledgements, understandings, agreements, representations and warranties set forth herein are no longer accurate in all material respects. GTY agrees that the sale by it of the Subscribed Shares to the undersigned at the Closing will constitute a reaffirmation of the acknowledgments, understandings, agreements, representations and warranties herein (as modified by any such notice) by the undersigned as of the time of such sale.

(e)          Each of GTY and the undersigned is entitled to rely upon this Subscription Agreement and is irrevocably authorized to produce this Subscription Agreement or a copy hereof to any interested party in any administrative or legal proceeding or official inquiry with respect to the matters covered hereby.

12

(f)          All the agreements, representations and warranties made by each party hereto in this Subscription Agreement shall survive the Closing.

(g)          This Subscription Agreement may not be modified, waived or terminated except by an instrument in writing, signed by the party against whom enforcement of such modification, waiver, or termination is sought.

(h)          This Subscription Agreement constitutes the entire agreement, and supersedes all other prior agreements, understandings, representations and warranties, both written and oral, among the parties, with respect to the subject matter hereof. Except as specifically set forth herein, this Subscription Agreement shall not confer any rights or remedies upon any person other than the parties hereto, and their respective successor and assigns.

(i)          Except as otherwise provided herein, this Subscription Agreement shall be binding upon, and inure to the benefit of the parties hereto and their heirs, executors, administrators, successors, legal representatives, and permitted assigns, and the agreements, representations, warranties, covenants and acknowledgments contained herein shall be deemed to be made by, and be binding upon, such heirs, executors, administrators, successors, legal representatives and permitted assigns.

(j)          If any provision of this Subscription Agreement shall be invalid, illegal or unenforceable, the validity, legality or enforceability of the remaining provisions of this Subscription Agreement shall not in any way be affected or impaired thereby and shall continue in full force and effect.

(k)          This Subscription Agreement may be executed in one or more counterparts (including by facsimile or electronic mail or in .pdf) and by different parties in separate counterparts, with the same effect as if all parties hereto had signed the same document. All counterparts so executed and delivered shall be construed together and shall constitute one and the same agreement.

(l)          The parties hereto agree that irreparable damage would occur in the event that any of the provisions of this Subscription Agreement were not performed in accordance with their specific terms or were otherwise breached. It is accordingly agreed that the parties shall be entitled to an injunction or injunctions to prevent breaches of this Subscription Agreement and to enforce specifically the terms and provisions of this Subscription Agreement, this being in addition to any other remedy to which such party is entitled at law, in equity, in contract, in tort or otherwise.

(m)          THIS SUBSCRIPTION AGREEMENT SHALL BE GOVERNED BY, AND CONSTRUED IN ACCORDANCE WITH, THE LAWS OF THE STATE OF NEW YORK, WITHOUT REGARD TO THE PRINCIPLES OF CONFLICTS OF LAWS THAT WOULD OTHERWISE REQUIRE THE APPLICATION OF THE LAW OF ANY OTHER STATE. THE PARTIES (I) HEREBY IRREVOCABLY AND UNCONDITIONALLY SUBMIT TO THE JURISDICTION OF THE STATE COURTS OF NEW YORK AND TO THE JURISDICTION OF THE UNITED STATES DISTRICT COURT FOR THE SOUTHERN DISTRICT OF NEW YORK FOR THE PURPOSE OF ANY SUIT, ACTION OR OTHER PROCEEDING ARISING OUT OF OR BASED UPON THIS AGREEMENT, (B) AGREE NOT TO COMMENCE ANY SUIT, ACTION OR OTHER PROCEEDING ARISING OUT OF OR BASED UPON THIS AGREEMENT EXCEPT IN STATE COURTS OF NEW YORK OR THE UNITED STATES DISTRICT COURT FOR THE SOUTHERN DISTRICT OF NEW YORK, AND (C) HEREBY WAIVE, AND AGREE NOT TO ASSERT, BY WAY OF MOTION, AS A DEFENSE, OR OTHERWISE, IN ANY SUCH SUIT, ACTION OR PROCEEDING, ANY CLAIM THAT IT IS NOT SUBJECT PERSONALLY TO THE JURISDICTION OF THE ABOVE-NAMED COURTS, THAT ITS PROPERTY IS EXEMPT OR IMMUNE FROM ATTACHMENT OR EXECUTION, THAT THE SUIT, ACTION OR PROCEEDING IS BROUGHT IN AN INCONVENIENT FORUM, THAT THE VENUE OF THE SUIT, ACTION OR PROCEEDING IS IMPROPER OR THAT THIS AGREEMENT OR THE SUBJECT MATTER HEREOF MAY NOT BE ENFORCED IN OR BY SUCH COURT. EACH PARTY HERETO HEREBY WAIVES ANY RIGHT TO A JURY TRIAL IN CONNECTION WITH ANY LITIGATION PURSUANT TO THIS SUBSCRIPTION AGREEMENT AND THE TRANSACTIONS CONTEMPLATED HEREBY.

13

(n)          [The Company shall, by 9:00 a.m., New York City time, on the first (1st) business day immediately following the date of this Subscription Agreement, issue one or more press releases or file with the Commission a Current Report on Form 8-K (collectively, the “Disclosure Document”) disclosing the transactions contemplated hereby. From and after the issuance of the Disclosure Document, the undersigned shall not be in possession of any material, non-public information received from the Company or any of its officers, directors or employees or the placement agent.] GTY agrees that it will not, without the prior written consent of the undersigned, use in advertising, press release, any filing with the SEC or any regulatory agency or trading market or otherwise use publicly the name of the undersigned or any affiliate or investment adviser of the undersigned; provided, however, that GTY may file any required securities filings with respect to the transactions contemplated by this Subscription Agreement;. Notwithstanding the foregoing, GTY may identify the undersigned (i) as required by law, (ii) in information and documents submitted to its stockholders seeking required consents or waivers to transactions or other actions that require such consent or waiver, and (iii) other non-public communications with third parties where disclosure of the capitalization of GTY is required.

(o)          [Any restrictive legend described in Section 6(m) on a certificate or book-entry position representing the Subscribed Shares shall promptly be removed and GTY shall promptly issue shares without such restrictive legend or any other restrictive legend to the holder of the applicable Subscribed Shares upon which it is stamped or issue to such holder by electronic delivery at the applicable balance account at DTC, if such Subscribed Shares are sold or transferred pursuant to Rule 144 under the Securities Act or pursuant to the Registration Statement.

(p)          The obligations of the undersigned under this Subscription Agreement are several and not joint with the obligations of any other subscriber or any other investor under the Other Subscription Agreements, and the undersigned shall be responsible in any way for the performance of the obligations of any other subscriber under this Subscription Agreement or any other investor under the Other Subscription Agreements. The decision of the undersigned to purchase Subscribed Shares pursuant to this Subscription Agreement has been made by the undersigned independently of any other subscriber or any other investor and independently of any information, materials, statements or opinions as to the business, affairs, operations, assets, properties, liabilities, results of operations, condition (financial or otherwise) or prospects of GTY or any of its subsidiaries which may have been made or given by any other subscriber or investor or by any agent or employee of any other subscriber or investor, and neither the undersigned or any of its agents or employees shall have any liability to any other subscriber or investor (or any other person) relating to or arising from any such information, materials, statements or opinions. Nothing contained herein or in any Other Subscription Agreement, and no action taken by the undersigned or investor pursuant hereto or thereto, shall be deemed to constitute the undersigned and other investors as a partnership, an association, a joint venture or any other kind of entity, or create a presumption that the undersigned and other investors are in any way acting in concert or as a group with respect to such obligations or the transactions contemplated by this Subscription Agreement and the Other Subscription Agreements. The undersigned acknowledges that no other subscriber has acted as agent for the undersigned in connection with making its investment hereunder and that the undersigned will not be acting as agent of such subscriber in connection with monitoring its investment in the Subscribed Shares or enforcing its rights under this Subscription Agreement. The undersigned shall be entitled to independently protect and enforce its rights, including without limitation the rights arising out of this Subscription Agreement, and it shall not be necessary for any other subscriber or investor to be joined as an additional party in any proceeding for such purpose. It is expressly understood and agreed that each provision contained in this Subscription Agreement is between GTY and the undersigned, solely, and not between GTY and the undersigned.]

14

11.         Exculpation. The undersigned agrees that no other subscriber for Class A Ordinary Shares of GTY in connection with the Business Combination shall be liable to the undersigned for any action heretofore or hereafter taken or omitted to be taken by any of them in connection therewith.

[SIGNATURE PAGES FOLLOW]

15

IN WITNESS WHEREOF, the undersigned has executed or caused this Subscription Agreement to be executed by its duly authorized representative as of the date set forth below.

Name of Investor: ____________________	State/Country of Formation or Domicile: ____________________

By:
Name:
Title:

Name in which shares are to be registered (if different): ____________________	Date: ____________________

Investor’s EIN: ____________________

Business Address-Street:	Address-Street for Notices (if different):
____________________ ____________________	____________________ ____________________

City, State, Zip:	City, State, Zip:
____________________	____________________
Attn: ____________________	Attn:__________________

Telephone No.: ____________________	Telephone No.: ____________________
Facsimile No.: ____________________	Facsimile No.: ____________________
E-Mail: ____________________	E-Mail: ____________________
Number of Class A Ordinary Shares subscribed for: ____________________

Aggregate Subscription Amount: $____________________	Price Per Share: $10.00

[Signature Page to GTY Subscription Agreement]

IN WITNESS WHEREOF, GTY Technology Holdings Inc. has accepted this Subscription Agreement as of the date set forth below.

GTY TECHNOLOGY HOLDINGS INC.

By:
Name:
Title:

Date:[______], 2019